UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2023

CONNEXIONONE CORP.

(Exact name of Company as specified in its charter)

North Carolina	000-50075	30-1252905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Lytton Ave, 2nd Floor

Suite 2061

Palo Alto, CA 94301

(Address of principal executive offices) (Zip Code)

+ 1-408-533-8155

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 1st, 2023, the board of directors of ConneXionONE Corp. (the "Company") appointed Tingyu (Christine) Chang as the Chief Executive Officer ("CEO") of the Company:

1. Background of Appointed CEO: Tingyu (Christine) Chang, aged 38, brings over a decade of valuable advisory experience specializing in go-to-market strategies, global network outreach, branding, and community building. She holds a Master of Business Administration from Johns Hopkins Carey Business School. Her career history includes significant roles in various organizations:

GoSky AI, Remote (Social CRM, MarTech):
•	Strategic Advisor, August 2022 – present
•	Invited by the Founder & CEO, Fash Chang

Pionex, Remote (Global AI-driven Crypto Exchange)
•	VP of Marketing Strategy, September 2021 – December 2022
•	Invited by the Singapore Chairman, Yong Chan

Veinte, Palo Alto (Virtual Learning Platform)
•	Managing Director, February 2019 – September 2021
•	Partnered with the Silicon Lake University Board in China, Steve Liang

Botrista Technology, Redwood City, CA (Robotics Beverage Automation Solutions startup)
•	V.P. of Operations / Consultant, June 2019 – March 2020
•	Invited by the Founder to facilitate company growth. The Company raised $4M within one year from her onboarding and $10M the following year.

Deep Brain Chain, San Jose, CA (An AI-driven Blockchain Startup)
•	V.P. of North America, May 2018 – March 2019

Cheetah Mobile America, Palo Alto, CA (NYSE: CMCM): a mobile internet company, offering utility and entertaining apps to the public.
•	Director of Global App Marketing, September 2017 – May 2018
•	Director of U.S. Marketing and Communication, February 2016 – Sep 2017

GWC Global, Mountain View, CA
•	Program Manager, May 2015 – February 2016
Magnet Systems Inc., Palo Alto, CA
•	Market Analyst / Project Manager, September 2013 – April 2015

The Board of Directors believes that Tingyu (Christine) Chang's diverse experience and proven track record in diverse roles and industries make her an excellent fit for the role of CEO at ConneXionONE Corp. Her strategic insights and leadership skills have consistently contributed to the growth and success of the organizations she has been a part of.

2

2. Compensation: Monthly Salary from the date of hire until the end of January 2024: $10,000; Starting from February 2024: $25,000.

3. Equity Grant: As part of the appointment, Ms. Chang has been granted 3,521,000 restricted stock units (“RSUs”). Each RSU represents one share of common stock, with a vesting schedule that includes 25% of the shares vesting 12 months after the vesting commencement date. The remaining shares will vest monthly over the next 36 months, contingent upon her continued employment with the Company.

The foregoing is only a summary of the terms of the employment agreement and the reader is directed to the employment agreement which is an exhibit hereto.

Please note that this appointment signifies the departure of the former CEO, Chris Chang, who remains a director.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement between the Company and Tingyu (Christine) Chang.
104	Cover Page Interactive Data File (formatted in iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConneXionOne Corp.

Dated: November 3rd, 2023	By:	/s/ Chris Chang
Chris Chang Chairman of the Board

3